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EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with Annual Report of Vitesse Semiconductor Corporation (the "Company") on Form 10-K for the fiscal year ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2011

/s/ CHRISTOPHER R. GARDNER Christopher R. Gardner Chief Executive Officer
Date: December 6, 2011
/s/ MARTIN S. MCDERMUT Martin S. McDermut Chief Financial Officer

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  EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350 as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002